UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 30, 2022

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36400	84-2331507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200 Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03. Material Modification to Rights of Security Holders.

On August 30, 2022, the Board of Directors (the “Board”) of Ashford Inc. (the “Company”) declared (i) a dividend to the holders of the Company’s Common Stock (the “Common Shares”) outstanding on September 9, 2022 (the “Record Date”) of one preferred share purchase right (a “Right”) for each Common Share and (ii) a dividend to the holders of the Company’s Series D Convertible Preferred Stock (the “Series D Preferred Shares”) outstanding on the Record Date of one Right in respect of each Common Share that is issuable upon conversion of the Series D Preferred Shares as determined under the Certificate of Designation of the Series D Convertible Preferred Stock of Ashford Inc. Each Right is payable on the Record Date and initially entitles the registered holder to purchase from the Company one one-thousandth of a share of Series F Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated August 30, 2022, between the Company and Computershare Trust Company, N.A., as Rights Agent.

The Board adopted the Rights Agreement in response to recent volatility of the stock market and trading of the Common Shares. The Rights Agreement is intended to protect the Company and its stockholders from efforts to obtain control or rapid share accumulations that are inconsistent with the best interests of the Company and its stockholders. The Board believes that the Rights Agreement will help ensure that the Board remains in the best position to discharge its fiduciary duties to the Company and its stockholders. The Rights Agreement has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share and Series D Preferred Share certificates and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. The Rights Agreement provides that, until the Distribution Date (as defined below), or earlier expiration or redemption of the Rights, (i) the Rights will be transferred with and only with the Common Shares and the Series D Preferred Shares, (ii) new Common Share and the Series D Preferred Shares certificates issued after the Record Date or upon transfer or new issuance of Common Shares and Series D Preferred Shares will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Shares or Series D Preferred Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares or the Series D Preferred Shares represented by such certificate. The Rights would separate and begin trading separately from the Common Shares and the Series D Preferred Shares, and Right Certificates will be caused to evidence the rights on the earlier to occur of (i) 10 business days following a public announcement, or the public disclosure of facts indicating, that a person or group of affiliated or associated persons has acquired Beneficial Ownership (as defined below) of 10% or more of the outstanding Common Shares (with certain exceptions as described below, an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, the Company will prepare and cause the Right Certificates to be sent to each holder of record as of the close of business on the Distribution Date.

Acquiring Person shall not include (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan of the Company or of any subsidiary of the Company, (iv) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any subsidiary of the Company, (v) Monty J. Bennett and his affiliates and associates and (vi) any person who or which, at the close of business on the Record Date, was a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, other than a person who or which is not an affiliate or associate of the Beneficial Owner (as defined in the Rights Agreement) on the Record Date and who or which subsequently becomes an affiliate or associate of such Beneficial Owner without the prior written approval of the Board (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than as a result of certain corporate actions of the Company), regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding beneficially owned by such Grandfathered Stockholder, then such Grandfathered Stockholder shall be deemed an Acquiring Person unless, upon such acquisition of beneficial ownership of additional Common Shares, such Grandfathered Stockholder is not the Beneficial Owner of 10% or more of the Common Shares then outstanding; provided further that upon the first decrease of a Grandfathered Stockholder’s beneficial ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder and this clause (v) shall have no further force or effect with respect to such Grandfathered Stockholder.

“Beneficial Ownership” shall include (i) any securities such person or any of such person’s affiliates or associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, (ii) except under limited circumstances, securities such person or any such person’s affiliates or associates has the right or obligation to acquire or the right to vote pursuant to any agreement, arrangement or understanding, (iii) any securities which are beneficially owned, directly or indirectly, by any other person (or any affiliate or associate of such other person) with which such first person or any of such first person’s affiliates or associates has (A) formed, or is acting together as, a group for the purposes of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) of Section 1.4.2 of the Rights Agreement) or disposing securities of the Company, regardless of whether such persons are party to any written or unwritten agreement, arrangement or understanding, (B) shared information about an upcoming Schedule 13D filing (or amendment thereto) that such person and/or such first person and/or their respective affiliates and associates will be required to make, to the extent such information is not yet public and communicated with the purpose of causing others to make purchases, and such person and/or first person and/or their respective affiliates and associates subsequently purchases the Company’s securities based on such information, (C) entered into any pooling arrangement, whether formal or informal, written or unwritten, (D) engaged in activities undertaken with the purpose or effect of changing or influencing control of the Company or in connection with or as a participant in any transaction having such purpose or effect, or (E) taken concerted actions related to the Company’s equity securities where such person and such first person are directly or indirectly obligated to take such concerted action, and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any Derivative Interest (as defined in the Rights Agreement) of such person or any of such person’s affiliates or associates, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board to be the number of Common Shares to which the Derivative Interest relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on July 30, 2023 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case, as described below.

As of August 10, 2022 there were 3,115,816 Common Shares issued and outstanding. As long as the Rights are attached to the Common Shares and the Series D Preferred Shares, the Company will issue one Right with each new Common Share and one Right with each new Series D Preferred Share in respect of each Common Share issuable upon conversion of such Series D Preferred Share so that all such shares will have Rights attached.

Exempt Persons

The Board may determine that a person is exempt from the Rights Agreement (which exemption may, in the determination of the Board, be limited to the acquisition of Beneficial Ownership of Common Shares in a particular transaction or a specified series of transactions involving such person) (an “Exempt Person”); provided that such determination is made, and no person shall qualify as an Exempt Person unless such determination is made, prior to such time as any person becomes an Acquiring Person; provided further that any person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such person.

Flip-In Event

If a person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions) the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of the Company) having a value equal to two times the exercise price of the Right. From and after the announcement that any person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were at any time on or after the earlier of (i) the date of such announcement or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an associate or affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Flip-Over

If, at any time after a person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other person; (ii) any person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other person (or the Company) or cash or any other property; or (iii) 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. Upon the occurrence of a flip-in or flip-over event, if the Board so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following of the announcement that a person has become an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

Exchange

At any time after any person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption

At any time prior to the time any person or group becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights Agreement may be amended by the Board of the Company without the consent of the holders of the Rights, provided that no such amendment may adversely affect the interests of the holders of Rights.

Adjustment

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Stock

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right is intended to approximate the value of one Common Share. Each holder of one one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange. These rights are protected by customary anti-dilution provisions.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 10% or more of the outstanding Common Shares. The Rights however, should not interfere with any merger or other business combination approved by the Board.

This summary description of the Rights and the Rights Agreement is qualified in its entirety by the Rights Agreement, a copy of which is included as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement referenced in Item 3.03 above, the Board approved the Certificate of Designation establishing the Preferred Shares and the rights, preferences and privileges thereof. The Certificate of Designation was filed with the Secretary of State of the State of Nevada on August 30, 2022. The summary of the rights, powers and preferences of the Preferred Shares set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A copy of the Certificate of Designation is included as Exhibit 3.1 and incorporated herein by reference.

Prior to filing with the Secretary of State of the State of Nevada the Certificate of Designation establishing the Preferred Shares, the Company filed a Certificate of Withdrawal of Certificate of Designation with the Secretary of State of the State of Nevada on August 30, 2022 (the “Certificate of Withdrawal”). The Certificate of Withdrawal withdrew the Certificate of Designation of Series E Preferred Stock of the Company. No shares of Series E Preferred Stock were issued or outstanding at the time of the filing of the Certificate of Withdrawal. A copy of the Certificate of Withdrawal is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Designation of Series F Preferred Stock of Ashford Inc., as filed with the Secretary of State of the State of Nevada on August 30, 2022.
3.2	Certificate of Withdrawal of Certificate of Designation of Series E Preferred Stock of Ashford Inc., as filed with the Secretary of State of the State of Nevada on August 30, 2022.
4.1	Rights Agreement, dated August 30, 2022, between Ashford Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Certificate of Designation of Series F Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel and Secretary

Dated: August 31, 2022